UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2008

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	540.347.2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 18, 2008, Fauquier Bankshares, Inc. announced that its Board of Directors had approved a reset to its Stock Repurchase Program, increasing the number of common shares that may be repurchased under the program to 212,241 shares. The Company's forward looking statements regarding the share repurchase program, which are provided under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, are subject to risks and uncertainties and actual results may differ materially from those anticipated or predicted. Specific risk factors are stated in the Company's reports filed with the SEC and include the fact that there can be no assurance that the Company will repurchase any shares and there is no assurance as to timing, amount or cost of any repurchases.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated January 18, 2008 entitled, "Fauquier Bankshares Expands Repurchase Program"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

January 23, 2008	By:	/s/ Eric P. Graap

Name: Eric P. Graap
Title: Executive Vice President and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 18, 2008 entitled, "Fauquier Bankshares Expands Repurchase Program"